SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       February 23, 1999



                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The February 23, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated February 23,1999, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  February 24, 1999         By: /s/ Dorothy M. Cipolla
                                        Dorothy M. Cipolla
                                      Chief Financial Officer
Network Six, Inc.
Current Report on Form 8-K
Dated February 23, 1999

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated February 23, 1999
                                             EXHIBIT 99


NETWORK SIX REPORTS 161% INCREASE
IN ANNUAL NET INCOME

Kenneth C. Kirsch, President and CEO
Or
Dorothy M. Cipolla, CFO and Treasurer
February 23, 1999


Warwick, RI: Network Six, Inc. reported net income of $1,061,006, or $.96 per share, for the calendar year ending December 31, 1998, up 161%, or $654,056, from the previous year's net income of $406,950, or $.25 per share. Revenues for the year were $10,399,980, down 9.3%, or $1,060,457, from the previous year's total of $11,460,437.

Kenneth C. Kirsch, President and CEO commented, "We are pleased with our 1998 financial performance. Gross profit, as a percentage of contract revenue earned, improved to 38%, compared to 25% a year ago when we subcontracted a large portion of our Maine child welfare contract to a third-party. Net income, as a percentage of contract revenue earned, improved to 10% from 3.6% a year earlier. Although revenues dropped somewhat from the previous year, we believe that we are well-positioned to capture additional business. In this regard, we intend to pursue new business in the government sector, particularly in health and human services, where we enjoy an excellent national reputation, as well as in higher education information technology consulting, network services and selected private sector opportunities."

Dorothy M. Cipolla, CFO and Treasurer added, "We are in a stronger position financially than we were a year ago and continue to operate the Company on cash flows from operations. The fourth quarter of 1998 marks our seventh consecutive quarter of profitability."
               **********************

Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include strategic planning, management consulting, network design, network and application implementation, training, outsourcing, maintenance and support. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the company's forthcoming 10K for December 31, 1998 or 10Q's for March 31, June 30, 1998 or September 30, 1998 for more discussion and information.



The following is a recap of Network Six's operating results and balance sheet:




             Network Six, Inc.
             Balance Sheets
       December 31, 1998 and 1997


Assets                                        1998           1997
                                             -----           ----
Current assets:
     Cash                     $           1,442,035 $       1,291,924
     Contract receivables, less allowance for
          doubtful accounts of $69,175 in 1998
          and $50,000 in 1997             1,966,788         2,011,379
     Costs and estimated earnings in excess
          of billings on contracts        1,220,253         1,388,515
     Other assets                           112,433           244,257
                                          ---------         ---------
          Total current assets            4,741,509         4,936,075
                                          ---------         ---------

Property and equipment
     Computers and equipment                590,527           506,484
     Furniture and fixtures                 163,532           167,558
     Leasehold improvements                  20,191            20,191
                                           --------          --------
                                            774,250           694,233
Less: accum. depreciation and amortization  602,033           627,146
                                           --------          --------
          Net property and equipment        172,217            67,087

Deferred taxes                               37,097           391,475

Contract receivables and costs in excess
     of billings on Hawaii contract       3,459,382         3,459,382
Other assets                                290,577           438,084
                                          ---------         ---------
                                        $ 8,700,782       $ 9,292,103
                                         ==========        ==========




                Network Six, Inc.

            Balance Sheets, continued
            December 31, 1998 and 1997

Liabilities and Stockholders' Equity                  1998       1997
                                                   --------   --------
Current liabilities:
     Notes payable to bank                      $        - $ 1,160,000
     Current installment of obligations under
        capital leases                               89,483     82,690
     Accounts payable                                58,456    188,377
     Accrued salaries and benefits                  579,320    449,133
     Accrued subcontractor expense                   24,950  1,352,393
     Note payable - short term                      291,997    163,871
     Other accrued expenses                         320,982    342,465
     Billings in excess of costs and estimated
        earnings on contracts                       341,572    155,754
     Income taxes payable                           771,631     13,338
     Deferred taxes                                  50,926    545,869
     Preferred stock dividends payable              795,992    460,068
                                                  ---------   --------
        Total current liabilities                 3,325,309  4,913,958
                                                  ---------  ---------

Obligations under capital leases, excluding
        current installments                         38,090    104,003
Note payable - long term                            952,017    742,239
Hawaii Payable                                      576,483    576,483
                                                  ---------  ---------
          Total Liabilities                       4,891,899  6,336,683
                                                  ---------  ---------
Stockholders' equity:    Series A convertible
       Preferred stock, $3.50 par value
       Authorized 857,142.85 shares;
       issued and outstanding 714,285.71 shares
       in 1997 and 1996; liquidation of $3.50
       per share plus unpaid and accumulated
       dividends                                 2,235,674  2,235,674
     Common stock, $.10 par value. Authorized
        4,000,000 shares; issued 764,663 shares
        in 1998 and 734,294 in 1997                  76,466     73,429
Additional paid-on capital                        1,796,284  1,670,939
Retained earnings (accumulated deficit)            (299,541)(1,024,622)
                                                  --------- ----------
          Total stockholders' equity              3,808,883  2,955,420
          Total Liabilities & Stockholder's
                Equity                          $ 8,700,782 $9,292,103
                                                 ==========  =========








         Network Six, Inc.

     Statements of Operations
Years ended December 31, 1998, 1997 and 1996


                                      1998         1997         1996
                                   ----------  -----------  -----------

Contract revenue earned         $ 10,399,979 $ 11,460,437 $   7,344,380
Cost of revenue earned             6,418,678    8,620,097     7,359,649
                                 -----------  -----------  ------------
     Gross profit (loss)           3,981,301    2,840,340      (15,269)

Selling, general & administrative
     Expenses                      2,260,418    2,071,294     2,240,073
Restructuring                              -            -     (119,436)
                                   ---------    ---------  ------------
     Income (loss) from operations 1,720,883      769,046   (2,135,906)

Other deductions (income)
     Interest expense                125,314      266,030       435,925
     Interest earned                 (78,437)     (31,934)     (38,463)
                                   ---------      --------   ----------
        Income (loss) before
            Income taxes           1,674,006      534,950   (2,533,368)

Income taxes                         613,000      128,000     (775,023)
                                   ---------    ---------   -----------

Net income (loss)              $   1,061,006 $    406,950 $ (1,758,345)
                                 ===========     =========  ===========

Net income (loss)  per share:
Basic                          $        0.96 $       0.25 $      (2.71)
                                ============  ===========  ============
Diluted                        $        0.96 $       0.25 $      (2.71)
                                ============  ===========  ============

Shares used in computing net income per share:
Basic                                758,547      729,927       719,317
                                ============  ===========  ============
Diluted                              758,547      729,927       719,317
                                ============  ===========  ============

Preferred dividends declared  $      335,924 $    225,308 $     187,500
                               =============  ===========  ============